Exhibit 24

MODIFIED GUARANTEED ANNUITY CONTRACTS
Travelers Target Maturity
TTM

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

             That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the “Company”), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/s/ George C. Kokulis
Director, President and Chief Executive Officer The Travelers Insurance Company

MODIFIED GUARANTEED ANNUITY CONTRACTS
Travelers Target Maturity
TTM

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

             That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/s/ Glenn D. Lammey
Director, Chief Financial Officer and Chief Accounting Officer The Travelers Insurance Company

MODIFIED GUARANTEED ANNUITY CONTRACTS
Travelers Target Maturity
TTM

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

             That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/s/ Marla Berman Lewitus
Director The Travelers Insurance Company

MODIFIED GUARANTEED ANNUITY CONTRACTS
Travelers Target Maturity
TTM

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

             That I, WILLIAM R. HOGAN of Farmington, Connecticut, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

             IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2002.

/s/ William R. Hogan
Director The Travelers Insurance Company